SEMI-ANNUAL REPORT









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                          TriStar Large Cap Stock Fund

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                               September 30, 2000




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Dear Fellow Shareholders:

Welcome. We are pleased to have you as a shareholder of the TriStar Large Cap Stock Fund. For our first reporting period the fund's investment performance achieved mixed results. Through August the fund performed very well achieving a return of 13.9% versus the S&P 500 of 5.8%. However the month of September saw our fund drop 12.82% compared to a 5.35% drop in S&P 500. One of our core holdings that disappointed us during September was Intel, which dropped 22% in one day on news of revenue shortfalls and a concern over slowing demand for their microprocessors. Other technology related stocks also fell during September as the NASDAQ and the technology Sector of S&P 500 fell 12.7% and 18% respectively. Our approach works best when trends are sustained and there were several market trends that reversed themselves during the month of September. For the period April 24 through September 30, 2000, the fund's return was down slightly (.70%), versus our benchmark S&P 500 which was up .14%.

The dynamics of our model require systematically reviewing the companies in our capitalization range (currently we are only investing in companies with market capitalizations greater than $50 billion dollars) and moving assets towards stocks that have demonstrated market leadership in the past and we believe will provide market leadership in the future. Part of our approach to stock selection is a belief that it is important to cut your loses and hold winners as opposed to looking for turn around situations.

Going forward I remain confident that our technical approach to trend analysis will be rewarded over time. I thank you for your continued support of our efforts.


Russell P. Stockhaus
President and Fund Advisor

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================================================================================
TriStar Large Cap Stock Fund
================================================================================
                                                         Schedule of Investments
                                                  September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                             Market Value    % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Aircraft
       75 Boeing Co.                                        4,725          1.77%
                                                     -------------

Biological Products, Except Diagnostic Substances
       40 Amgen, Inc.*                                      2,793          1.05%
                                                     -------------

 Commercial Banks
      340 Citigroup, Inc.                                  18,381          6.90%
                                                     -------------

 Communication Services
       60 Nextel Communications*                            2,805          1.05%
                                                     -------------

 Computer Integrated Systems Design
      140 Sun Microsystems*                                16,345          6.13%
                                                     -------------

 Computer Peripheral Equipment
      200 Cisco Systems, Inc.*                             11,050          4.15%
                                                     -------------

 Computer Storage Devices
      180 EMC Corporation*                                 17,843          6.69%
                                                     -------------

 Electronic Housewares and Fans
      390 General Electric Co.                             22,498          8.44%
                                                     -------------

 Electromedical and Electrotherpeutic Apparatus
      110 Medtronic, Inc.                                   5,699          2.14%
                                                     -------------

 Electronic Computers
       95 Compaq Computer Corp.                             2,622
       85 Hewlett-Packard Co.                               8,245
                                                     -------------
                                                           10,867          4.08%

 Fire, Marine, and Casualty Insurance
      135 American International Group, Inc.               12,918          4.85%
                                                     -------------

 Manufacturing Industries
      125 Tyco International                                6,484          2.43%
                                                     -------------

 Motion Picture and Video Tape Production
      160 Disney (Walt) Co.                                 6,120          2.30%
                                                     -------------

 Natural Gas Liquids
       30 Enron Corp.                                       2,629          0.99%
                                                     -------------

 Periodicals: Publishing, or Publishing and Printing
       35 Viacom, Inc. Class B*                             2,052          0.77%
                                                     -------------

 Pharmaceutical Preperations
       75 Lilly, Eli & Co.                                  6,084
      206 Pfizer Inc.                                       9,257
      100 Pharmacia Corp.                                   6,019
                                                     -------------
                                                           21,360          8.01%

 Prepackaged Software
      245 Oracle Corp. *                                   19,294
       40 Veritas Software*                                 5,680
                                                     -------------
                                                           24,974          9.37%

 Pressed and Blown Glass and Glassware
       25 Corning, Inc. Glass Works                         7,425          2.79%
                                                     -------------

 Security Brokers, Dealers, and Flotation Companies
       70 Merrill Lynch & Co.                               4,620
      100 Morgan Stanley                                    9,143
       95 Schwab Corp.                                      3,373
                                                     -------------
                                                           17,136          6.43%

 Semiconductors and Related Devices
       25 Broadcom Corp.*                                   6,093
      370 Intel Corp.                                      15,378
       65 JDS Uniphase*                                     6,155
       55 Micron Technology Inc.                            2,530
                                                     -------------
                                                           30,156         11.31%

 Special Industry Machinery
       85 Applied Materials, Inc,*                          5,042          1.89%
                                                     -------------

 Telephone and Telegraph Apparatus
      250 Nortel Networks                                  14,891          5.59%
                                                     -------------

 Total for Common Stock                                   264,193         99.11%
                                                     =============

 Cash and Equivalents
    1,732 Firstar Treasury Fund 5.47%                       1,732          0.65%



          Total Investments                               265,925         99.76%
                (Identified Cost  $ 255,540)

          Other Assets Less Liabilities                       651          0.24%


          Net Assets                                      266,576        100.00%
                                                     =============





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================================================================================
TriStar Large Cap Stock Fund
================================================================================

Statement of Assets and Liabilities
     September 30, 2000 (unaudited)

Assets:
     Investment Securities at Market Value                            $ 265,925
          (Identified Cost  $ 255,540)
     Cash                                                                   807
     Receivables:
          Dividends and Interest                                            118
                                                                      ----------
               Total Assets                                             266,850
                                                                      ----------
Liabilities
     Accrued Expenses                                                       274
                                                                      ----------
               Total Liabilities                                            274
                                                                      ----------
Net Assets                                                            $ 266,576
Net Assets Consist of:
     Capital Paid In                                                    270,461
     Accumulated Undistributed Net Investment Income                       (957)
     Accumulated Undistributed Realized
       Gain (Loss) on Investments - Net                                 (13,313)
     Unrealized Appreciation in Value
       of Investments Based on Identified Cost - Net                     10,385
                                                                      ----------
Net Assets, for 26,855 Shares Outstanding                             $ 266,576
                                                                      ==========
Net Asset Value and Redemption Price
     Per Share ($266,576/26,855 shares)                                    9.93
Offering Price Per Share                                                   9.93


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================================================================================
 TriStar Large Cap Stock Fund
================================================================================

 Statement of Operations
 For the period of April 24, 2000 (commencement of operations) through September 30, 2000 (unaudited)

Investment Income:
     Dividends                                                              396
     Interest                                                                75
                                                                      ----------
          Total Investment Income                                           471
Expenses: (Note 2)
     Management Fees                                                        595
     Administrative Fees                                                    833
                                                                      ----------
          Total Expenses                                                  1,428

Net Investment Income                                                      (957)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                (13,313)
     Unrealized Appreciation (Depreciation) on Investments               10,385
                                                                      ----------
Net Realized and Unrealized Gain (Loss) on Investments                   (2,928)

Net Increase (Decrease) in Net Assets from Operations                    (3,885)

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================================================================================
TriStar Large Cap Stock Fund
================================================================================

Statement of Changes in Net Assets (unaudited)
                                                                       4/24/00*
                                                                         to
                                                                       9/30/00
From Operations:
     Net Investment Income                                                 (957)
     Net Realized Gain (Loss) on Investments                            (13,313)
     Net Unrealized Appreciation (Depreciation)                          10,385
                                                                      ----------
     Increase (Decrease) in Net Assets from Operations                   (3,885)
From Capital Share Transactions:
     Proceeds From Sale of Shares                                       282,493
     Shares Issued on Reinvestment of Dividends                               0
     Cost of Shares Redeemed                                           (112,032)
                                                                      ----------
Net Increase from Shareholder Activity                                  170,461

Net Increase  in Net Assets                                             166,576

Net Assets at Beginning of Period                                       100,000
Net Assets at End of Period                                             266,576
                                                                      ==========

Share Transactions:
     Issued                                                              28,310
     Reinvested                                                               -
     Redeemed                                                           (11,455)
                                                                      ----------
Net increase (decrease) in shares                                        16,855
Shares outstanding beginning of period                                   10,000
                                                                      ----------
Shares outstanding end of period                                         26,855
                                                                      ==========
*commencement of operations

================================================================================
 TriStar Large Cap Stock Fund
================================================================================

Financial Highlights (unaudited)
Selected data for a share outstanding throughout the period:           4/24/00**
                                                                         to
                                                                       9/30/00
Net Asset Value -
     Beginning of Period                                                  10.00
Net Investment Income                                                     (0.02)
Net Gains or Losses on Securities
     (realized and unrealized)                                            (0.05)
                                                                      ----------
Total from Investment Operations                                          (0.07)
Net Asset Value -
     End of Period                                                         9.93
Total Return                                                              -0.70%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                      267

Ratio of Expenses to Average Net Assets *                                  1.20%
Ratio of Net Income to Average Net Assets *                               -0.80%
Portfolio Turnover Rate *                                                 61.67%

* Annualized
** commencement of operations.


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================================================================================
 TriStar Large Cap Stock Fund
================================================================================
                                                   Notes to Financial Statements
                                                  September 30, 2000 (Unaudited)


  1.)SIGNIFICANT ACCOUNTING POLICIES
     TriStar Investment Trust is an open-end management investment company. The Company was organized in Ohio as a business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust, which series has been designated as TriStar Large Cap Stock Fund (the "Fund"). The Fund's primary investment objective is to seek long-term capital appreciation. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with TriStar Capital Management Corp. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of .50% of the fund's average daily net assets up to $10 million, .30% of such assets from $10 million to $50 million and .20% of such assets in excess of $50 million for investment adviser services. The Fund is also authorized to pay the Administrator a fee equal to an annual average rate of .70%. As a result of the above calculations, for the period of April 1, 2000 (commencement of operations) through September 30, 2000, the advisor received management fees totaling $595 and an administrative fee of $833.

  3.)RELATED PARTY TRANSACTIONS
     Control persons of TriStar Capital Management Corp. (the "Advisor") also serve as directors of the Company. These individuals receive benefits from the Advisor resulting from management fees paid to the Advisor of the Fund.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At April 20, 2000, the authorized capitalization of the fund consists of unlimited shares without par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion, subscription or preemptive rights applicable to any shares of the fund. All shares issued are fully paid and non-assessable. Each holder of common stock has one vote for each share held. There are no restrictions on the right of shareholders to retain or dispose of their shares. Voting rights are non-cumulative. Paid in capital at September 30, 2000 was $270,461.

  5.)PURCHASES AND SALES OF SECURITIES
     During the period April 24, 2000 (commencement of operations) through September 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $340,832 and $73,711 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at September 30, 2000 was the same as identified cost. At September 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation          (Depreciation)          Net Appreciation (Appreciation)
     27,666                (17,282)                         10,384




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--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                Board of Trustees
                         Russell P. Stockhaus, Chairman
                                Thomas P. Ziegler
                              Christopher S. McCann

                               Investment Adviser
                           TriStar Capital Management
                              13605 Crestway Drive
                               Brookpark, OH 44142

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114

                                    Custodian
                                Firstar Bank, NA
                                425 Walnut Street
                                  P.O. Box 1118
                              Cincinnati, OH 45201

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145



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